                                     [LOGO]
                               GENERAL SECURITIES
                                  INCORPORATED







                             [LOGO-DRAWING OF BIRD]
                                    FOCUS ON
                                     QUALITY
                                   MANAGEMENT
                                     SYSTEMS





                      ANNUAL REPORT DATED NOVEMBER 30, 2002

TO THE SHAREHOLDERS OF

                               GENERAL SECURITIES

                                  INCORPORATED


For the year ended November 30, 2002, your Fund had a total return of -19.3% which compared to a total return of -16.5% for the S&P 500. Your Fund underperformed the S&P 500 during the first part of the past year when long term holdings in technology oriented companies including: AT&T Wireless, Agere, Corning,Lucent, Remec and Solectron were down in excess of 60% in tandem with many of the other technology companies. By mid-August we finished transitioning your portfolio and many of these holdings had either been eliminated or the number of shares held reduced. Since then your Fund has outperformed its benchmark led by AOL Time Warner, Adobe Systems, Walt Disney, Halliburton, Hewlett Packard, Verizon and Xerox, each up greater than 24%, while a holdover from the past, Solectron, was up greater than 37%. However you choose to look at it, a third difficult year in a row has led some to conclude that throwing in the towel is the way to go. We think this may not be the best decision for two reasons.

First, a long stretch of bad road is already behind us. The other times in the past century that the market performed as poorly were followed by periods of time, extending to several years, when the market stumbled and bumbled but eventually reached and exceeded the previous high. If history repeats itself, the important question is not whether the market reaches a new high but rather will the returns from equities during the recovery exceed those available in other asset classes like bonds or cash? We think the answer is yes and is a big reason to stay with a well diversified equity portfolio.

A second reason to be hopeful has to do with changes we have made to your Fund during the past year. These changes were made because we believe a diversified portfolio of leading "quality oriented" companies is the best way for you to participate in what we believe will be a market recovery. The primary requirement for including a company in your Fund is that it also meets the criteria necessary for inclusion in the Q-100 Index.

The Q-100 Index, which we have discussed in previous letters, is made up of around 100 companies that are also part of the S&P 500. Each company in the Q-100 was chosen based upon its Composite Quality Score (CQS) relative to other S&P 500 companies in the same or similar Industry Group. The CQS is a measure we use to evaluate each company in the S&P 500 and is based upon indicators we have chosen to assess how a company is performing in one or more of the following seven categories making up the "Baldrige National Quality Program, Criteria For Performing Excellence": 1. Leadership, 2. Strategic Planning, 3. Customer and Market Focus, 4. Information and Analysis, 5. Human Resource Focus, 6. Process Management, and 7. Business Results. To support our belief that the "Criteria For Performance Excellence" is fundamentally one of the best ways to evaluate the investment potential of a company, we are continually searching for new and better performance indicators to represent each of these categories. The focus of the Fund will remain on identifying and owning leading quality companies that we believe will maximize your opportunity to earn a good return when the market reverts to its historical long-term averages of high single to low double digit rates of return.

A high turnover of 68% this past year was necessary to best position your portfolio for the future. This resulted in a $0.42 dividend which included $0.41 of Long Term Capital Gains and $0.01 of Ordinary Income.

We are thankful for your continued support over these past difficult years and believe that your willingness to stay the course will be rewarded in the weeks and months to come.

Mark Billeadeau
Senior Portfolio Manager

PERFORMANCE

November 30, 2002

General Securities, Incorporated

The following graph was prepared assuming a hypothetical investment of $10,000 on December 1, 1992. The investment return and prinicipal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            General Securities Inc.

                           AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR       5 YEAR       10 YEAR
                        -19.34        -4.00        +4.78

[CHART]

            S&P      Russell
            500**     3000**      GSI*
Nov 92    $10,000    $10,000    $10,000
Nov 93    $11,008    $11,068    $10,548
Nov 94    $11,122    $11,132    $11,054
Nov 95    $15,230    $15,217    $14,509
Nov 96    $19,471    $19,070    $17,140
Nov 97    $25,022    $24,340    $19,555
Nov 98    $30,942    $28,975    $20,592
Nov 99    $37,407    $35,002    $24,679
Nov 00    $35,827    $33,906    $23,218
Nov 01    $31,451    $30,102    $19,767
Nov 02    $26,259    $25,383    $15,945

                          Data Provided by Morningstar

Past Performance is not indicative of future performance.

* These are the portfolios total returns during the period including reinvestment of all dividend and capital gains distributions.

**   This is an unmanaged index.

                    STATEMENT OF NET ASSETS NOVEMBER 30, 2002
                                     ASSETS

                                                    NUMBER OF           MARKET
                                                     SHARES            VALUE (a)
                                                    ---------         ----------
INVESTMENT SECURITIES (percentages
represent value of investments
compared to total net assets):

COMMON STOCKS (98.06%):
     Aerospace/Defense (1.25%):
       Boeing Co. (b)                                 2,900           $   98,600
       Honeywell, Inc. (b)                            3,000               77,610
       Lockheed Martin Corp. (d)                      1,600               83,520
                                                                      ----------
                                                                         259,730
                                                                      ----------
     Air Freight & Couriers (.51%):
       Fedex Corp. (b)                                2,000              105,140
                                                                      ----------
     Airlines (.41%):
       Southwest Airlines (b)                         5,100               84,660
                                                                      ----------
     Auto Components ( .24%):
       Johnson Controls, Inc. (b)                       600               49,734
                                                                      ----------
     Automobiles (.73%):
       General Motors Corp. (b)                       3,800              150,860
                                                                      ----------
     Banking (7.42%):
       Bank America Corp. (b)                         9,200              644,736
       Banc One Corp. (d)                             7,000              276,430
       Northern Trust Corp. (b)                       1,300               50,310
       Suntrust Banks, Inc. (b)                       1,700               99,722
       Wells Fargo & Co. (b)                         10,200              471,342
                                                                      ----------
                                                                       1,542,540
                                                                      ----------
     Beverages (5.01%):
       Anheuser Busch Cos., Inc. (b)                  7,700              378,224
       Pepsico, Inc. (b)                             15,600              662,688
                                                                      ----------
                                                                       1,040,912
                                                                      ----------
     Biotechnology (.98%):
       Amgen, Inc. (b) (e)                            4,300              202,960
                                                                      ----------
     Chemicals (1.89%):
       Air Products & Chemicals, Inc. (b)             1,100               48,642
       Dow Chemical Co. (b)                           4,200              133,980
       E.I. Dupont De Nemours & Co. (b)               4,700              209,714
                                                                      ----------
                                                                         392,336
                                                                      ----------
     Communications Equipment (2.21%):
       Cisco Systems, Inc. (b) (e)                   24,100              359,572
       Corning, Inc (d) (e)                           3,300               14,619
       Motorola, Inc. (d)                             7,500               85,350
                                                                      ----------
                                                                         459,541
                                                                      ----------
     Commercial Services & Supplies (1.97%):
       Cendant Corp. (b) (e)                          7,000               88,060
       First Data Corp. (b)                           4,900              169,736
       Pitney Bowes, Inc. (b)                         1,500               52,950
       Waste Management, Inc. (b)                     4,000               99,680
                                                                      ----------
                                                                         410,426
                                                                      ----------
     Computer Peripherals (4.17%):
       Dell Computer Corp. (b) (e)                    8,600              245,702
       Hewlett Packard Co. (d)                        6,400              124,672
       International Business Machines (b)            5,700              496,470
                                                                      ----------
                                                                         866,844
                                                                      ----------
     Containers & Packaging (.07%):
       Bemis, Inc. (b)                                  300               15,516
                                                                      ----------
     Diversified Financials (7.62%):
       American Express Co. (b)                       5,600              218,008
       Citigroup, Inc. (d)                           21,866              850,150
       J.P. Morgan Chase & Co. (b)                    8,500              213,945
       MBNA Corp. (b)                                 5,400              115,236
       Merrill Lynch & Co., Inc. (b)                  3,600              156,600
       Moody's Corp. (b)                                700               30,814
                                                                      ----------
                                                                       1,584,753
                                                                      ----------


                                                    NUMBER OF           MARKET
                                                     SHARES           VALUE (a)
                                                    ---------         ----------
    Diversified Telecommunications (3.90%):
      AT&T Corp. (b)                                  2,660              74,586
      SBCCommunications (b)                          11,700             333,450
      Verizon Communications (d)                      9,600             402,048
                                                                      ---------
                                                                        810,084
                                                                      ---------
   Electric Utilities (2.03%)
     American Electric Power, Inc. (b)                2,400              68,208
     Entergy Corp. (b)                                1,700              74,341
     FPLGroup (b)                                     1,300              76,440
     Progress Energy, Inc. (b)                        1,600              67,200
     Southern Co. (b)                                 5,200             136,032
                                                                      ---------
                                                                        422,221
                                                                      ---------
   Electrical Equipment (0.38%)
     Emerson Electric Co.. (b)                        1,500              78,225
                                                                      ---------
   Electronic Equipment & Instruments ( .20%):
     Agilent Technologies, Inc. (b) (e)               1,500              29,115
     Solectron Corp. (d) (e)                          2,800              12,936
                                                                      ---------
                                                                         42,051
                                                                      ---------
   Energy Equipment & Services (.22%):
     Halliburton Co. (d)                              2,200              46,200
                                                                      ---------
   Food & Drug Retailing (1.00%):
     Super Valu Inc. (b)                                900              16,182
     Walgreen Co. (b)                                 6,700             192,893
                                                                      ---------
                                                                        209,075
                                                                      ---------
   Food Products (.70%):
     Campbell Soup Co. (b)                            3,600              86,940
     Hershey Foods Corp. (b)                            900              57,951
                                                                      ---------
                                                                        144,891
                                                                      ---------
   Health Care Equipment & Supplies (2.24%):
     Baxter International, Inc. (b)                   3,300             105,567
     Guidant Corp. (b) (e)                            1,700              50,881
     Medtronic, Inc. (b)                              6,600             308,550
                                                                      ---------
                                                                        464,998
                                                                      ---------
   Health Care Providers & Services (1.26%):
     Cardinal Health, Inc. (b)                        2,500             153,850
     HCA, Inc. (b)                                    2,700             108,486
                                                                      ---------
                                                                        262,336
                                                                      ---------
   Hotels, Restaurants & Leisure (1.15%):
     Marriott International, Inc. (b)                 3,400             121,550
     Starbucks Corp. (b) (e)                          5,400             117,396
                                                                      ---------
                                                                        238,946
                                                                      ---------
   Household Durables (.30%):
     Black & Decker Corp. (b)                           700              30,079
     Whirlpool Corp. (b)                                600              32,268
                                                                      ---------
                                                                         62,347
                                                                      ---------
   Household Products (1.94%):
     Proctor & Gamble Co. (b)                         4,800             403,200
                                                                      ---------
   Industrial Conglomerates (4.94%):
     General Electric Co. (c)                        31,100             842,810
     3M (b)                                           1,400             181,790
                                                                      ---------
                                                                      1,024,600
                                                                      ---------
   Insurance (4.51%)
     American International Group, Inc. (b)          11,300             736,195
     Marsh & McLennan Cos., Inc. (b)                  1,200              56,640
     Metlife, Inc. (b)                                3,000              80,520
     Travelers PPTY Casualty Corp, C1 A (e)             944              15,057
     Travelers PPTY Casualty Corp. C1 B (e)           1,940              31,040
     Unumprovident Corp. (b)                          1,000              17,050
                                                                      ---------
                                                                        936,502
                                                                      ---------

                                                       NUMBER OF       MARKET
                                                        SHARES        VALUE (a)
                                                       ---------     ----------
IT Consulting & Services (08%):
  Computer Sciences Corp. (b) (e)                           500          17,445
                                                                     ----------
Leisure Equipment & Products (.46%):
  Eastman Kodak Co. (b)                                   2,600          95,992
                                                                     ----------
Machinery (.51%):
  Caterpillar, Inc. (b)                                   1,200          59,880
  Deere & Co. (d).                                          900          46,035
                                                                     ----------
                                                                        105,915
                                                                     ----------
Media (3.66%):
  AOL Time Warner, Inc. (b) (e)                          24,300         397,791
  Comcast Corp. (b) (e)                                   4,302         100,852
  Walt Disney Co. (b)                                    11,600         229,912
  Knight Ridder, Inc. (b)                                   500          31,355
                                                                     ----------
                                                                        759,910
                                                                     ----------
Metals & Mining (.59%):
  Alcoa, Inc. (b)                                         4,000         102,200
  Nucor Corp. (b)                                           400          20,096
                                                                     ----------
                                                                        122,296
                                                                     ----------
Multiline Retail (4.77%):
  Sears Roebuck Co. (b)                                   1,200          33,240
  Walmart Stores, Inc. (b)                               17,700         958,632
                                                                     ----------
                                                                        991,872
                                                                     ----------
Multi-Utilities (.59%):
  Duke Energy Co. (b)                                     6,200         122,388
                                                                     ----------
Office Electronics (.12%):
  Xerox Corp. (d) (e)                                     2,800          24,416
                                                                     ----------
Oil & Gas (6.51%):
  Anadarko Petroleum Corp. (b)                            1,300          61,360
  Ashland, Inc. (b)                                         400          11,668
  Chevron Texaco Corp. (b)                                5,400         361,962
  Exxon Mobil Corp. (b)                                  26,400         918,720
                                                                     ----------
                                                                      1,353,710
                                                                     ----------
Paper & Forest Products (.43%):
  International Paper Co. (b)                             2,300          90,275
                                                                     ----------
Pharmaceuticals (10.03%):
  Johnson & Johnson (d)                                  12,500         712,750
  Merck & Co., Inc. (d)                                   9,400         558,454
  Pfizer, Inc. (b)                                       25,800         813,732
                                                                     ----------
                                                                      2,084,936
                                                                     ----------
Semiconductor Equipment & Products (3.27%):
  Applied Materials, Inc. (b) (e)                         5,400          92,070
  Intel Corp. (d)                                        22,100         461,448
  National Semiconductor Corp. (b) (e)                      600          12,180
  Texas Instruments, Inc. (b)                             5,700         114,627
                                                                     ----------
                                                                        680,325
                                                                     ----------
Software (5.46%):
  Adobe Systems, Inc. (b)                                   700          20,671
  Microsoft Corp. (c)                                    15,900         919,338
  Oracle Corp. (b) (e)                                   16,100         195,615
                                                                     ----------
                                                                      1,135,624
                                                                     ----------
Specialty Retail (1.44%):
  Home Depot, Inc. (b)                                    9,300         245,706
  Radio Shack Corp. (b)                                     700          16,625
  Staples, Inc. (b) (e)                                   1,900          36,670
                                                                     ----------
                                                                        299,001
                                                                     ----------
Textiles & Apparel (.32%):
  Nike, Inc. (b)                                          1,500          67,170
                                                                     ----------
Personal Products (.57%):
  Gillette Co. (b)                                        3,900         118,248
                                                                     ----------
    Total common stock (cost $ 20,020,389)                           20,381,151
                                                                     ----------

                                                                      MARKET
                                                                     VALUE (a)
                                                                    -----------
REPURCHASE AGREEMENT (2.28%):
      Agreement with State Street Bank, acquired on
      11/29/02, interest of $10, 0.25% due 12/02/02
         (cost $474,754) (f)                                            474,754
                                                                    -----------
Total investment securities
  (cost $20,495,143) (g)                                             20,855,905
Receivable from advisor                                                   8,573
Prepaid expenses                                                          4,848
Interest receivable                                                           7
Dividends receivable                                                     41,140
                                                                    -----------
  Total assets                                                      $20,910,473
                                                                    -----------

                                   LIABILITIES

Disbursements in excess of cash in bank
on demand deposit                                                        58,059
Accrued investment advisory fees                                          9,859
Accrued management administration fees                                    6,573
Other accrued expenses                                                   51,034
                                                                    -----------
  Total liabilities                                                     125,525
                                                                    -----------
Net assets applicable to outstanding capital stock                  $20,784,948
                                                                    ===========
Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share; outstanding 2,008,471 shares                      20,085
  Capital surplus                                                    20,404,101
  Unrealized appreciation of investments                                360,762
                                                                    -----------
Net assets applicable to outstanding capital stock                  $20,784,948
                                                                    ===========
Net asset value per share of outstanding capital stock                   $10.35
                                                                         ======

See accompanying notes to investment securities list and financial statements.


(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b)  New holding in fiscal 2002.
(c)  Holding increased in fiscal 2002.
(d)  Holding decreased in fiscal 2002.
(e)  Non-income producing securities
(f) Repurchase agreement which is collateralized by U.S. Government securities. Accrued interest shown represents interest due at the maturity of the repurchase agreement.
(g) At November 30, 2002 the cost of securities for federal income tax purposes was $20,495,143, and the aggregate unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                          2,336,350
     Unrealized depreciation                                         (1,975,588)
                                                                    -----------
                                                                       $360,762
                                                                    ===========

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002

INVESTMENT INCOME:
   Income:
     Dividends                                                      $   316,620
     Interest                                                            41,109
                                                                    -----------
     Total income                                                       357,729
                                                                    -----------
   Expenses (note 2):
     Investment advisory fees                                           144,431
     Management administration fees                                      96,288
     Shareholder notices and reports                                     20,592
     Auditing and tax services                                           23,013
     Custodian and portfolio accounting fees                             47,450
     Transfer agent, registrar and disbursing agent fees                 65,439
     Legal services                                                      15,510
     Directors' fees                                                      7,549
     Federal and state registration fees and expenses                    13,080
     Other                                                                7,892
       Total expenses                                                   441,244
                                                                    -----------
       Reimbursement from Advisor                                       (79,892)
                                                                    -----------
       Total net expenses                                               361,352
                                                                    -----------
       Investment income (loss)-net                                      (3,623)
                                                                    -----------

   Realized and unrealized gains from Investments - net:
     Net realized gains on securities
       transactions (note 3)                                            786,155
     Net change in unrealized appreciation
       or depreciation of investments                                (6,088,861)
                                                                    -----------
     Net loss on investments                                         (5,302,706)
                                                                    -----------
     Net decrease in net assets resulting
       from operations                                              ($5,306,329)
                                                                    ===========

                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED NOVEMBER 30, 2002
                        AND YEAR ENDED NOVEMBER 30, 2001

                                                        2002           2001
OPERATIONS:
   Net investment income (loss)                   ($     3,623)   $    153,770
   Net realized gains on investments                   786,155          54,660
   Net change in unrealized appreciation
   or depreciation of investments                   (6,088,861)     (5,656,074)
                                                   -----------    ------------
   Net decrease in assets from
   operations                                       (5,306,329)     (5,447,644)
                                                   -----------    ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                               (19,361)       (147,930)
   Net realized gains on investments                  (793,789)        (84,488)
                                                   -----------    ------------
   Total distributions                                (813,150)       (232,418)
                                                   -----------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of 11,528 and
   19,641 shares, respectively                         132,940         291,227
   Net asset value of 72,675 and 16,022
   shares, respectively, issued in
   reinvestment of net investment income
   and net realized gain distributions                 755,091         214,095
   Payments for redemptions of 203,715
     and 456,428 shares, respectively               (2,422,270)     (6,676,489)
                                                   -----------    ------------
   Decrease in net assets
   from capital share transactions,
   representing net decrease
   of 119,512 and 420,765 shares,
   respectively                                     (1,534,239)     (6,171,167)
                                                   -----------    ------------
TOTAL DECREASE IN NET ASSETS                        (7,653,718)    (11,851,229)
NET ASSETS:
   Beginning of period                              28,438,666      40,289,895
                                                   -----------    ------------
   End of period (including undistributed
     net investment income of $0
     and $27,299, respectively                     $20,784,948    $ 28,438,666
                                                   ===========    ============


FINANCIAL HIGHLIGHTS:                                                                YEAR ENDED NOVEMBER 30
SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:          2002           2001            2000             1999          1998
Net asset value, beginning of year                         $ 13.36        $ 15.81         $ 16.93          $ 16.34       $ 16.55
                                                           -------        -------         -------          -------       -------
Operations:
   Investment income  (loss)-net                               .00            .07             .09              .12           .15
   Net realized and unrealized gains (losses)
     on investments                                         ( 2.59)         (2.41)          (1.09)            3.11           .72
                                                           -------        -------         -------          -------       -------
Total from operations                                       ( 2.59)         (2.34)          (1.00)            3.23           .87
                                                           -------        -------         -------          -------       -------
Distributions to shareholders:
   From investment income - net                             (  .01)        (  .07)         (  .09)          (  .06)         (.15)
   Excess distributions of net investment income                --             --              --               --          (.03)
   From net realized gains                                   ( .41)         ( .04)          ( .03)          ( 2.58)         (.90)
                                                           -------        -------         -------          -------       -------
Total distributions to shareholders                          ( .42)         ( .11)          ( .12)          ( 2.64)        (1.08)
                                                           -------        -------         -------          -------       -------
Net asset value, end of year                               $ 10.35        $ 13.36         $ 15.81          $ 16.93       $ 16.34
                                                           =======        =======         =======          =======       =======
Total return*                                               (19.34%)       (14.86%)         (5.92%)          19.85%         5.26%
Net assets, end of year (000's omitted)                    $20,785        $28,439         $40,290          $41,638       $43,791
Ratio of expenses to average daily net assets**               1.50%          1.50%           1.40%            1.49%         1.47%
Ratio of net investment income (loss) to average
     daily net assets**                                     (  .02%)          .46%            .42%             .70%          .90%
Portfolio turnover rate                                         68%             1%              5%              22%           25%

* These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

** Total Fund expenses are contractually limited to 1.50% of average daily net assets. During the years ended November 30, 2002 and 2001, the investment advisor waived $79,892 and $35,964, in expenses respectively, that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.83% and 1.61%, respectively, and the ratio of net investment income to average daily net assets would have been (.35%) and .35%, respectively.

                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

     The significant accounting policies followed by the Fund are summarized as follows:

     INVESTMENTS IN SECURITIES

     Securities listed of national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

     Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     FEDERAL INCOME TAXES

     It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

     On the statement of net assets, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase accumulated net realized gain on investments by $7,634, decrease undistributed net investment income by $4,315, and decrease capital surplus by $3,319.

     The Fund may elect to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended November 30, 2002, would reduce required net realized gain distributions.

     As of November 30,2002 there were no distributable earnings on a tax basis.

     DISTRIBUTIONS

     Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

     Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund.

     Long term gain distributions for the year were $786,155 and ordinary income distributions were $9,871.

     REPURCHASE AGREEMENTS

     Securities pledged as collateral for repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market and value of the collateral is in excess of the repurchase agreement in the event of default.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3)  SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $18,079,819 and $15,446,162, respectively, for the year ended November 30, 2002.


INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
General Securities, Incorporated:

     We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2002, and the financial highlights for each of the years in the five-year period ended November 30, 2002. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 2002 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended November 30, 2002, and the financial highlights for each of the years in the five-year period ended November 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

Minneapolis, Minnesota
January 17, 2003                                                       KPMG LLP

DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of General Securities, Inc. have overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interest of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund.

The individuals listed in the table below serve as directors and officers of General Securities, Inc. Only executive officers and other officers who perform policy-making functions with the Fund are listed. Each director serves for a indefinite term, until his or her resignation, death or removal.

INDEPENDENT DIRECTORS

M. MICHELLE COADY, PH.D.
Age: 44                    Chairperson         Director of Client Services, Major Markets, at St. Paul Fire and Marine
                           of the Board        Companies, a St. Paul based property and casualty insurer. From 1991 to 1994,
                           of Directors        Dr. Coady was Senior Director of Continuous Quality Improvement at
                           Since 1996          HealthPartners, Inc. Minneapolis, Minnesota. She has also been the proprietor of a consulting business since 1985.

GARY D. FLOSS
Age: 61                    Director Since      He is Director of Customer Focused Quality for Medtronic Corporation, a
                           1998                Minneapolis, Minnesota manufacturer of medical devices. From 1990-1997
                                               He was Vice President, Quality & Productivity for Consulting Devices
                                               International, a business unit of Ceridian Corporation. Ceridian Corporation is a Minneapolis, Minnesota provider of information services in the human resources and transportation areas.

DAVID W. PREUS
Age: 80                    Director Since      He is the Presiding Bishop Emeritus of the American Lutheran Church and a
                           Since 1985          Distinguished Visiting Professor at Luther Northwestern Theological Seminary,
                                               St. Paul, Minnesota.

CHARLES J. WALTON
Age: 79                    Director Since      He is Director of Walton Enterprise Leasing Co., a Minneapolis, Minnesota
                           1975                automobile, truck and equipment leasing corporation.

ARNOLD M. WEIMERSKIRCH
Age: 66                    Director Since      He was formerly Vice President of Corporate Quality for Honeywell, Inc.,
                           1998                a Minneapolis, Minnesota manufacturer of temperature control systems and avionics.

OTHER EXECUTIVE OFFICERS

CRAIG H. ROBINSON
Age: 45                            Director*,                     President, Director and Associate Portfolio Manager of
                                   President, and                 the Fund since September 1998. He has worked in sales
                                   Associate                      and marketing at Robinson Capital Management, Inc.
                                   Portfolio                      since August 1995. He also served as Vice President
                                   Manager                        of the Fund from February 1997 through September 1998.
                                   Since 1998                     He has been President and Chief Executive Officer of
                                                                  Robinson Capital Management, Inc. since September 1998 and was a
                                                                  Vice President from February 1997 through September 1998.
                                                                  From August 1994 to August 1995, he worked as an
                                                                  Account Executive at Paine Webber Incorporated.
                                                                  From 1990 to August  1994,  he worked as a Sales  Manager at
                                                                  Comprehensive Loss Management, Inc.

MARK D. BILLEADEAU
Age: 46                            Director*,                     Vice President of the Fund and Senior
                                   Vice President                 Portfolio Manager since September
                                   and Senior                     1998. He has been Treasurer and Chief
                                   Portfolio                      Financial Officer of Robinson Capital
                                   Manager                        Management since September 1998, and
                                   Since 1998                     has served as a Financial Analyst at Robinson Capital
                                                                  Management since February 1995. From September 1990 to February
                                                                  1995 he was a Manager of Consulting Service of Craig-Hallum and
                                                                  its successor, Principal Financial Services, Inc.

JOHN R.. HOUSTON
Age: 50                            Secretary                      He is a partner of Robins, Kaplan, Miller
                                   Since 1994                     & Ciresi, L.L.P., legal counsel for the Fund.


*Designates a director who is an interested person with respect to the Fund as defined in the Investment Company Act of 1940. Mr. Billeadeau and Mr. Robinson are interested persons as defined in the Investment Company Act of 1940 by reason of their status as shareholders, officers and directors of Robinson Capital, the Fund's Investment Advisor and Administrator.

                               GENERAL SECURITIES
                                  INCORPORATED


                     PRESIDENT  Craig H. Robinson

                VICE PRESIDENT  Mark D. Billeadeau

                     SECRETARY  John R. Houston

                     TREASURER  Renee A. Rasmusson

                     DIRECTORS  M. Michelle Coady,
                                  Chair
                                Gary D. Floss
                                David W. Preus
                                Charles Walton
                                Arnold M. Weimerskirch

            INVESTMENT MANAGER  Robinson Capital
                                Management, Inc.

          CUSTODIAN, REGISTRAR  State Street Corporation
            AND TRANSFER AGENT

               GENERAL COUNSEL  Robins, Kaplan, Miller &
                                Ciresi L.L.P.

          INDEPENDENT AUDITORS  KPMG LLP

This report has been prepared primarily for the benefit of existing stockholders of the company and is not intended as an offer to sell the company's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.


FOR FURTHER
INFORMATION ABOUT

                               GENERAL SECURITIES
                                  INCORPORATED

CONTACT:

ROBINSON CAPITAL MANAGEMENT, INC.
5100 EDEN AVENUE, SUITE 204
EDINA, MINNESOTA 55436
(952) 927-6799
800-577-9217

                               GENERAL SECURITIES
                                  INCORPORATED



                       ROBINSON CAPITAL MANAGEMENT, INC.
                          5100 EDEN AVENUE, SUITE 204
                             EDINA, MINNESOTA 55436
                                 (952) 927-6799
                                  800-577-9217